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                             Basic Lease Information
                            116 New Montgomery Street


            The following is a summary of Basic Lease Information. To the extent there is any conflict between the provisions of this Summary and. any more specific provision of the Lease, such more specific provision, shall control.

                    LEASE DATE: January 9, 1998

                      LANDLORD: 116 NEW MONTGOMERY ASSOCIATES, LLC, a
                                California limited liability company

           ADDRESS OF LANDLORD: c/o CAC Real Estate Management Company, Inc.
                                255 California Street, Suite 200
                                San Francisco, CA  94111

                        TENANT: GREENFIELD ONLINE, a Connecticut corporation

             ADDRESS OF TENANT: 274 Riverside Avenue
                                Westport, Connecticut  06880

                                with a copy to:

                                Kestenbaum, Dannenberg & Klein, LLP
                                655 Third Avenue, Suite 900
                                New York, New York  10017
                                Attention:  Michael H. Klein

                      PREMISES:             Rentable
                                Suite       Square Footage
                                -----       --------------
                                220         803

                                116 New Montgomery Street
                                San Francisco, CA  94105

                    LEASE TERM: Two (2) years

                          RENT: $1,739.83 per month

   SCHEDULED COMMENCEMENT DATE: January 9, 1998

               EXPIRATION DATE: December 31, 1999

             BASE EXPENSE YEAR: 1998
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                 BASE TAX YEAR: 1998

                           USE: General office use and sales (excluding retail)

     TENANT'S PERCENTAGE SHARE: 0.7%

      INITIAL SECURITY DEPOSIT: $1,739.83

             LANDLORD'S BROKER: Peter Sullivan Associates, Inc.

               TENANT'S BROKER: Grubb and Ellis Company

                   ATTACHMENTS: Exhibit A   -     Floor Plan
                                Exhibit B   -     Operating Expenses and Taxes
                                Exhibit C   -     Rules and Regulations

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                                TABLE OF CONTENTS

                                                                            Page

1.    PARTIES................................................................4
2.    PREMISES...............................................................4
3.    TERM...................................................................4
4.    DELIVERY OF POSSESSION.................................................5
5.    RENT...................................................................6
6.    USE....................................................................7
7.    ESCALATION.............................................................8
8.    RULES AND REGULATIONS.................................................10
9.    ASSIGNMENT AND SUBLETTING.............................................10
10.   SALE..................................................................12
11.   MAINTENANCE AND REPAIRS...............................................13
12.   SERVICES..............................................................14
13.   ALTERATIONS...........................................................15
14.   INDEMNIFICATION, EXCULPATION AND INSURANCE............................16
15.   DESTRUCTION...........................................................18
16.   ENTRY.................................................................19
17.   EVENTS OF DEFAULT.....................................................19
18.   TERMINATION UPON DEFAULT..............................................20
19.   CONTINUATION AFTER DEFAULT............................................20
20.   OTHER RELIEF..........................................................21
21.   LANDLORD'S RIGHT TO CURE DEFAULT......................................21
22.   ATTORNEY'S FEES.......................................................21
23.   NO WAIVER.............................................................22
24.   NOTICES...............................................................22
25.   EMINENT DOMAIN........................................................22
26.   LATE CHARGE...........................................................23
27.   SECURITY DEPOSIT......................................................23
28.   RELOCATION............................................................23
29.   ESTOPPEL CERTIFICATE..................................................24
30.   SURRENDER.............................................................24
31.   HOLDING OVER..........................................................24
32.   FLOOR LOAD AND NOISE..................................................25
33.   SUBORDINATION.........................................................25
34.   INABILITY TO PERFORM..................................................25
35.   CORPORATE AUTHORITY...................................................25
36.   MISCELLANEOUS.........................................................26
37.   BROKER................................................................27
38.   NO OFFER..............................................................27

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1.    PARTIES.

      THIS LEASE (this "Lease") is made as of the 9th day of January, 1998, between 116 NEW MONTGOMERY ASSOCIATES, LLC, a California limited liability company ("Landlord"), and GREENFIELD ONLINE, a Connecticut corporation ("Tenant").

2.    PREMISES.

      (a) Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, for the term and subject to the covenants and conditions hereinafter set forth, to all of which Landlord and Tenant agree, those certain premises ("Premises") identified in the Basic Lease Information, and located in that certain building owned by Landlord ("Building") located at 116 New Montgomery Street, San Francisco, California. The Premises are as shown cross-hatched on Exhibit A attached to this Lease and hereby made a part hereof. Tenant shall have the right to use, in common with others, the entrances, lobbies, corridors, stairs and elevators of the Building (the "Common Areas") for access to the Premises. All of the outside decks, balconies and exterior walls of the Building and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.

      (b) The rentable square footage of the Premises has been determined in accordance with BOMA's Standard Method of Measuring Floor Area in Office Buildings (ANSI/BOMA Z.65.1-1996), as modified by Landlord for uniform use in the Building. The square footage figures contained in this Lease shall be final and binding on the parties.

3.    TERM.

      (a) The term of this Lease ("Term") shall be for two (2) years. The Term shall commence on the later of (i) the Scheduled Commencement Date, and (ii) if Landlord is constructing any improvements in and to the Premises prior to the Scheduled Commencement Date in accordance with the terms of this Lease, on such date as such improvements are substantially complete (subject to punchlist items), and shall end on the Expiration Date.

      (b) If the Premises are substantially complete and ready for occupancy by Tenant prior to the Scheduled Commencement Date, Tenant may, with the prior approval of Landlord, accept delivery of the Premises and take early occupancy thereof prior to the Scheduled Commencement Date. Such occupancy shall be on all of the terms and conditions of this Lease (notwithstanding any contrary reference herein to such obligation being binding on Tenant during the Term of this Lease); provided, however (but subject to the foregoing parenthetical condition), the Term of this Lease shall not commence until the Scheduled Commencement Date.

      (c) The "Commencement Date" shall be the actual date the Term of this Lease commences in accordance with this Paragraph 3. If the Commencement Dare is other than the Scheduled Commencement Dace, Landlord and Tenant each shall, promptly after the

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Commencement Date has been determined, execute and deliver to the other an amendment to this Lease which sets forth the Commencement Date of this Lease, but the term of this Lease shall commence on the Commencement Date and end on the Expiration Dace whet. her or not such amendment is executed.

      (d) Notwithstanding anything to the contrary in this Lease, Landlord acknowledges that Tenant is entering into this Lease in reliance on the ability of Tenant to contract with a telecommunications provider for high-speed telecommunications services to the Premises. Tenant acknowledges that Landlord is presently negotiating with Winstar Wireless, Inc. for certain telecommunications services that Tenant agrees would sago its requirements. If, on or before February 1, 1998, Landlord does not enter into a binding agreement with Winstar or such other telecommunications provider for high-speed Internet access and "T-I" service capable of providing interconnection co the Premises, Tenant, at any time during the month of February, 1998, shall have the right, as its sole and exclusive remedy, upon ten (10), days' prior written notice given to Landlord, to terminate this Lease, unless prior to the expiration of said ten
(10) day period, Landlord is able co provide the telecommunications services hereinabove described. Tenant's failure co timely exercise such right of termination tall constitute a full and complete waiver thereof.

4.    DELIVERY OF POSSESSION.

      (a) In the event of the inability of Landlord co deliver possession of the Premises ac the rime of the commencement of the Term for any reason whatsoever, neither Landlord nor its agents shall be liable for any damage Caused thereby, nor shall this Lease r. hereby become void or voidable, nor shall the Term be in any way extended, but in such event Tenant shall not be liable for any rent until such time as Landlord can deliver possession. Notwithstanding anything in the foregoing to the contrary, if Landlord does not deliver possession of the Premises to Tenant on or before the February 10, 1998, for any reason ocher than due co the act or omission of Tenant, Tenant, as its sole and exclusive remedy, shall have the right to terminate this Lease, without penalty to Tenant or to Landlord, and Landlord shall return to Tenant all monies previously paid by Tenant hereunder.

      (b) Landlord shall deliver possession of the Premises to Tenant, and Tenant shall accept the same, in its "AS IS" condition. Tenant agrees that Landlord has no obligation and has made no promise to alter, remodel, improve, or repair the Premises or any part thereof or to repair, bring into compliance with applicable laws, or improve any condition existing in the Premises as of the Commencement Dare. Tenant agrees that neither Landlord nor any of Landlord's employees or agents has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business therein, ocher than the representation herein given by Landlord that the certificate of occupancy or ocher final governmental approval for occupancy of the Building authorizes general office use in the Building. Any improvements or personal property located in the Premises are delivered without any representation or warranty from Landlord, either express or implied, of any kind, including merchantability or suitability for a particular purpose.

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      (c)   Prior to the Commencement Date, Landlord will shampoo the existing carpeting, and wash all interior walls, in the Premises.

5.    RENT.

      (a)   Tenant shall pay to Landlord the following amounts as rent for the
Premises:

            (i) During the Term, Tenant shall pay to Landlord, as base monthly rent, the respective mounts of monthly rent specified in the Basic Lease Information (the "Base Rent"). If the Commencement Date should occur on a day other than the first day of a calendar month, or if the Expiration Date should occur on a day other than the last day of a calendar month, then the Base Rent for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day month. Base Rent is, due and payable monthly, in advance, on the first day of each calendar month.

            (ii) During each calendar year or part thereof during the Term subsequent to the Base Expense Year specified in the Basic Lease Information (the "Base Expense Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share (as hereinafter defined) of the total dollar increase, if any, in all Operating Expenses (as hereinafter defined) paid or incurred by Landlord in such calendar year or part thereof over Operating Expenses paid or incurred by Landlord in the Base Expense Year. Payments on account of Tenant's Percentage Share of Operating Expenses, determined in accordance with Paragraph 7(a), are due and payable monthly together with the payment of Base Rent.

            (iii) Daring each tax year (July I through June 30) or part thereof during the term of this Lease subsequent to the base tax year ending June 30 of the Base Tax Year specified in the Basic Lease Information (the "Base Tax Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share of the total dollar increase, if any, in all Property Taxes (as hereinafter defined) paid or incurred by Landlord in such tax year or part thereof over the Progeny Taxes paid or incurred by Landlord in the Base Tax Year. Payments on account of Tenant's Percentage Share of Property Taxes, determined in accordance with Paragraph 7(a), are due :and payable month/y together with the payment of Base Rent.

            (iv) Throughout the Term, Tenant shall pay, as additional rent, all other mounts of money and charges required to be paid by Tenant under this Lease, whether or not such. amounts of money or charges are designated "additional rent." As used in this Lease, "rent" shall mean and include all Base Rent, additional monthly rent as described in Paragraphs 5(a)(ii) and (iii) above, and any other additional rent payable by Tenant in accordance with this Lease.

      (b) Kent shall be paid in lawful money of the United States of America at the office of Landlord, c/o CAC Real Estate Management, 255 California Street, Suite 200, San Francisco, CA 94111, or at such other place as Landlord may designate in writing in advance, free from all claims, demands, or set-offs against Landlord of any kind or character whatsoever.

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6.    USE.

      (a) The Premises shall be used for general office and sales (excluding; retail) purposes only and, subject to the terms of this Lease, uses incidental thereto, and all be used for no other purpose without the prior written consent of Landlord. The use of an existing kitchen facility located in the Premises, subject to the terms of this Lease, is deemed an incidental use.

      (b) Tenant shall in no way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use, or allow the Premises to be used for any unlawful or objectionable purpose. Tenant may not use any part or all of the Premises for any retail operations; a medical or dental office; an office providing any type of psychological, parole, drug or employment counseling; telemarketing operations (for sales of third party products at retail); consulate, foreign mission or trade office; government or regulatory agency office or similar uses. Solicitations or promotions by Tenant to other tenants in the Building are prohibited.

      (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises or the Building `which will in any way conflict with any present or future law, statute, ordinance, code, rule regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any present or future governmental or quasi-governmental authority, agency, department, board, pane;[ or court (singularly and collectively "Laws'). Tenant shall, at its expense, promptly comply with all Laws (including, without limitation, the Federal Americans with. Disabilities Act (the "ADA") as it affects Tenant's operations within the Premises and any Hazardous Materials Laws (as Hereinafter defined)), and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises. It is the intent of the parries to allocate to Tenant the costs of compliance of any and all Laws, regardless of the existing condition of the Premises, the cost of compliance or the foreseeability of the enactment or application of the Laws to the Premises. Notwithstanding the foregoing, Tenant shall not be required to (i) make structural changes to the Premises timeless they arise or are required because of or in connection with Tenant's specific use of the Premises, or e type of business conducted by Tenant in the Premises, or Tenant's Alterations, or Tenant's acts or omissions, or (ii) pay for any improvements or alterations in and to the Premises required to comply with Laws (other than Hazardous Materials Laws and the ADA), unless they arise or are required because of or in connection with Tenant's use or occupancy of the Premises for other than general office use and sales (excluding retail) or for other than in the existing "AS IS" condition of the Premises, or (iii) comply with any Laws relating to the common area restroom located on the floor on which the Premises are located. Tenant shall obtain and maintain in effect during the Term all licenses and permits required for the proper and lawful conduct of Tenant's business in the Premises, and shall at all times comply with such licenses and permits.

      (d) Supplementing the provisions of Paragraph 6(c) above, Tenant shall not use the Premises or the Building in violation of any federal, state, or local law, ordinance, or regulation relating to the environment, health, or safety. Tenant shall not use, generate, manufacture or sore in or about the Premises or the Building or transport to or from the Premises or the Building any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, asbestos, PCB transformers, toxic substances or related materials (collectively "Hazardous Materials"),

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other than the use and storage in the Premises of small quantities of such substances when found in commonly used household cleansers, office supplies and general office equipment, and any such Substances shall be used, kept, stored and disposed of in strict accordance with all applicable federal, state and local laws now in force or which may hereafter be in force relating to the protection of human health or the environment from Hazardous Materials, including all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, storage, disposal or releases of Hazardous Materials and all requirements pertaining to the protection of the health and safety of employees or the public with respect to Hazardous Materials (collectively, Hazardous Materials Laws"). Hazardous Materials shall include,-without limitation, substances defined as "hazardous substances", hazardous materials", toxic substances", hazardous waste" or "waste" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901 et seq.; and those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as =hazardous substances" in subdivision (f) of Section 25281, and Section 25316, of the California Health & Safety Code; and any waste" as defined in subdivision
(d) of Section 13050 of the Water Code; and in the regulations adopted and publications promulgated pursuant to any of the aforementioned said laws; and in any revised or successor code thereto; and any other chemical, material or substance at levels for which exposure is prohibited, limited or regulated by any governmental authority.

      (e) By its execution of this Lease, Tenant acknowledges that Landlord has previously delivered to Tenant copies of that certain (i) Phase I Site Assessment dated August 6, 1996, prepared by Hillmann Environmental Company, and
(ii) Asbestos Survey dated December 6, 1994, prepared by CST Environmental, Inc.

7.    ESCALATION.

      The additional monthly rent payable pursuant to Paragraphs 5(a)(ii) and
(iii) hereof shall be calculated and paid in accordance with the following procedures'

      (a) On or before the first day of each calendar year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's reasonable estimate of the amounts payable by Tenant under Paragraphs 5(a)(ii) and (iii) hereof for the ensuing calendar year. On or before the first day of each month during such ensuing calendar year, Tenant shall pay to Landlord one-twelfth of such estimated amounts. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If at any time it appears to Landlord teat the amounts payable under Paragraphs 5(a)(ii) and (iii) hereof for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

      (b) Within one hundred twenty (120) days after the end of each calendar year, Landlord shall give Tenant a written statement of the amounts payable under Paragraphs 5(a)(ii) and (iii) hereof for such calendar year certified by Landlord. If such statement shows an amount

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owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund the excess to Tenant within thirty (30) days of the date of such statement. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement. Failure by Landlord to give any notice or statement to Tenant under this Paragraph 8 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under Paragraphs 5(a)(ii) and (iii) hereof.

      (c) If the Term ends on a day other than the last day of a calendar year, the amounts payable by Tenant under Paragraphs 5(a)(ii) and (iii) hereof applicable to the calendar year in which such Term ends shall be prorated according to the ratio which the number of days in such calendar year to and including the end of the Term bears to three hundred sixty (360). Termination of this Lease shall not affect the obligation of Tenant pursuant to paragraph (b) hereof to be performed after such termination.

      (d) Tenant or Tenant's authorized agent or representative shall have the right, at its sole cost and expense, to inspect the books of Landlord directly relating to Operating Expenses and Property Taxes, after giving reasonable prior written notice to Landlord, within ninety (90) days of Landlord's statement, and during the business hours of Landlord at Landlord's office in the Building or at such other location as Landlord may designate, for the purpose of verifying the information in such statement. Landlord's statement shall be deemed final and binding on Tenant, absent such a request by Tenant. If Tenant shall have availed itself of its right to inspect the books and records, and whether or not Tenant disputes the accuracy of the information set forth in such books and records, Tenant shall nevertheless pay the amount set forth in Landlord's statement and continue to pay the amounts required by the provisions of Paragraph 7(b), pending resolution of said dispute. Any default in the payment of such charges by Tenant shall be deemed an Event of Default (as hereinafter defined) under this Lease. Landlord's retention policy for books and records relating to Operating Expenses shall provide for the retention of relevant books and records for such periods that are not less than the period maintained by Landlord for the retention of books and records for income tax audit purposes.

      (e) If Tenant timely objects to Landlord's statement, Tenant shall have the right, upon reasonable prior written notice to Landlord, to inspect (at Landlord's office where said books and records are maintained) the books and records of Landlord directly relevant to its operation, maintenance and repair of the Building for the specific calendar year in question and for the Base Expense Year, and cause an audit of said books and records to be performed by or under the direct supervision of a certified public accountant ("Certified Accountant") to determine if the foregoing final statement is accurate and correct. The Certified Accountant shall be a certified public accounting firm designated by Tenant and reasonably acceptable to Landlord. Without limiting the generality of the foregoing, the Certified Accountant shall be paid a fixed fee for its services and shall represent only Tenant in its audio. The Certified Accountant shall certify the results of the audio in a manner reasonably satisfactory to Landlord. Such audit shall in all cases be paid for by Tenant unless the audit discloses an overpayment of Operating Expenses by Tenant in excess of ten percent (10%), in which case Landlord shall pay for the audit up to a cost not co exceed $5,000. If the audio discloses an overpayment or underpayment of Operating

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Expenses by Tenant, the amounts due, if any, by Tenant pursuant to Paragraph
7(b) shall be adjusted accordingly. In making any inspection or audit, Tenant agrees, and shall cause the Certified Accountant to agree, to keep confidential
(i) any and all information contained in inch books and records and (ii) the circumstances and details pertaining to such examination and any dispute or settlement between Landlord and Tenant arising out of such examination. Any credit due Tenant for overpayment of Tenant's Percentage Share of any increases in the Operating Expenses shall be credited again the installments of rent next coming due.

8.    RULES AND REGULATIONS.

      Tenant shall faithfully observe and comply with the Rules and Regulations attached to this Lease as Exhibit "C" and made a part hereof, and such. other reasonable rules and regulations as Landlord may from trine to time adopt for the safety, care and cleanliness of the Building, the facilities thereof, or the preservation of good order therein (collectively, the "Building Rules"). Landlord reserves the right from time to time in its sole discretion to make all reasonable additions and modifications to the Building Rules. Any additions and modifications to the Building Rules shall be binding on Tenant when delivered to Tenant. Landlord shall not be liable to Tenant for violation of any such Building Rules, or for the breach of any covenant or condition in any lease, by any other tenant in the Building. In the event of any conflict between this Lease and the Rules and Regulations, the terms of this Lease shall govern. A waiver by Landlord of any rule or regulation for any other tenant shall not constitute nor be deemed a waiver of the role or regulation for this Tenant.

9.    ASSIGNMENT AND SUBLETTING.

      (a) Tenant will not assign, mortgage or hypothecate this Lease, or any interest therein, or permit the use of the Premises by any person or persons other than the Tenant, or sublet the Premises, or any part thereof, without the prior written consent of Landlord, which consent, subject to the provisions of this Paragraph 9, shall not be unreasonably withheld or delayed. Consent to any such assignment or sublease shall not operate as a waiver of the necessity for a consent to any subsequent assignment or sublease, and the terms of such consent shall be binding upon any person holding by, under or through Tenant.

      (b) If Tenant desires to assign its interest in this Lease or to sublease all or any part of the Premises, Tenant shall notify Landlord in writing at lease thirty (30) days in advance of the proposed transaction. This notice shill be accompanied by: (i) a statement setting forth the name and business of the proposed assignee or subtenant; (ii) a copy of the proposed form of assignment or sublease (and any collateral agreements) setting forth all of the material terms and the financial details of the sublease or assignment (including, without limitation, the term, the rent and any security deposit, "key money, and amounts payable for Tenant's Property and the common use of :any personnel or equipment); (iii) financial statements and other information requested by Landlord relating to the proposed assignee or subtenant; and (iv) any other information concerning the proposed assignment or sublease which Landlord may reasonably request. If Tenant proposes to assign this Lease or sublet all or substantially all of the Premises, Landlord shall have the right, in its sole and absolute discretion, to terminate this Lease on written notice to Tenant within thirty (30) days after receipt of Tenant's notice and the

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information described above or the receipt of any additional information requested by Landlord. If Landlord elects to terminate this Lease, this Lease shall terminate as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant's notice, and Landlord shall have the right (but no obligation) to enter into a direct lease with the proposed assignee or subtenant. Tenant shall have no liability under this Lease as to any lease for space Landlord enters into with any assignee or subtenant following Landlord's election to terminate this Lease. Tenant may withdraw its request for Landlord's consent at any time prior to, but not after, Landlord delivers a written notice of termination.

      (c) If Landlord elects not to terminate this Lease pursuant to Paragraph 9(b) above, or if a proposed sublease is for less than substantially all of the Premises, Landlord shall not unreasonably withhold its consent to an assignment or subletting. (For purposes of this Paragraph 9, an assignment shall not include an assignment for security purposes, which shall only be permitted with the prior consent of Landlord in its sole and absolute discretion). Tenant agrees that the withholding of Landlord's consent shall be deemed reasonable if all of the following conditions :are not satisfied:

            (i) The proposed assignee or subtenant shall use the Premises only for the Permitted Use, and the business of the proposed assignee or subtenant is consistent with the other uses and the standards of the Building, in Landlord's reasonable judgment.

            (ii) The proposed assignee or subtenant is reputable and has a net worth not less than the net worth of Tenant on the execution of this Lease, has a credit rating reasonably acceptable to Landlord, and otherwise has sufficient financial capabilities to perform all of its obligations under this Lease or the proposed sublease, in Landlord's reasonable judgment.

            (iii) Neither the proposed assignee or subtenant nor any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the proposed assignee or subtenant is a party (including, without limitation, an existing occupant of any part of the Building) to whom Landlord has, during the six (6) month period prior to the delivery of Tenant's written notice, marketed space in the Building that would generally fit such party's leasing requirements.

            (iv) Tenant is not in default and has not committed acts or omissions which with the running of time or the giving of notice or both would constitute a default under this Lease.

            (v) All of the other terms of this Paragraph 9 are complied with.

The conditions described above are not exclusive and shall not limit or prevent Landlord from considering additional factors in determining if it should reasonably withhold its consent.

      (d) Each permitted assignee, transferee or subtenant, other than Landlord, shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and for the due performance or satisfaction of all of the provision, covenants, conditions and agreements herein contained on Tenant's part to

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be performed or satisfied. Regardless of Landlord's consent, no subletting or assignment shall release or alter Tenant's obligation or primary liability to pay the rent and perform all other obligations under this Lease. No permitted assignment or sublease shall be binding on Landlord unless such assignee, subtenant or Tenant shall deliver to Landlord a counterpart of such assignment or sublease which contains a covenant of assumption by the assignee or subtenant, but the failure or refusal of the assignee or subtenant to execute such instrument of assumption shall not release or discharge the assignee or subtenant from its liability as set forth above.

      (e) If Tenant is a partnership, a transfer of the interest of any general partner, a withdrawal of one or more general partner(s) from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease. If Tenant is currently a partnership (either general or limited), joint venture, co-tenancy, joint tenancy or an individual, the conversion of the Tenant entity or person into any type of entity which possesses the characteristics of limited liability such as, by way of example only, a corporation, a limited liability company, limited liability partnership, or limited liability limited partnership, shall be deemed an assignment for purposes of this Lease. If Tenant is a corporation or limited liability company, unless Tenant is a public corporation, that is to say, a corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any merger, consolidation, or other reorganization of Tenant, or the sale or other transfer of any of the voting stock of Tenant in one or more transactions that in the aggregate results in a transfer of forty-five percent (45%) or more of the voting equity interest in Tenant, or the sale or other transfer of substantially all of the assets of Tenant, shall be deemed to be an assignment of this Lease.

      (f) Any notice by Tenant to Landlord pursuant to this Paragraph 9 of a proposed assignment or sublease shall be accompanied by a payment of $750 as a non-refundable fee for the processing of Tenant's request for Landlord's consent. In addition to said fee, Tenant shall reimburse Landlord for reasonable attorneys' fees incurred by Landlord in connection with such review and the preparation of documents in connection therewith. Tenant shall pay to Landlord monthly on or before the first (1st) of each month one-half (1/2) of the rent or other consideration received from such assignee(s) or subtenant(s) over and above the concurrent underlying rent payable by Tenant to Landlord for that portion of the Premises being assigned or sublet after deduction for the amortized portion of the reasonable expenses actually paid by Tenant to unrelated third parties for brokerage commissions, legal fees, tenant improvements to the Premises, or design fees incurred as a direct consequence of the assignment or sublease. Tenant shall furnish Landlord with a true signed copy of such assignment(s) or sublease(s) and any supplementary agreements or amendments thereto, within five (5) days after their respective execution.

10.   SALE.

      If Landlord sells or conveys the Building containing the Premises and the successor-in-interest of Landlord assumes the terms, covenants and conditions of this Lease, Landlord shall be released thereby from any liability arising after the date of such transfer upon any of said terms, covenants and conditions, and Tenant agrees to look solely to such successor-in-interest of Landlord.

11.   MAINTENANCE AND REPAIRS.

      (a) Landlord shall maintain and repair the public and common areas of the Building, such as plazas, lobbies, stairs, corridors and restrooms, the roof and exterior elements of the Building, and the elevator, mechanical and electrical systems of the Building and keep such areas, elements and systems in good order and condition, consistent with the standards of other comparable Class B buildings in the South of Market/Yerba Buena Gardens district. Any damage in or to any such areas, elements or systems caused by Tenant or any agent, officer, employee, contractor or licensee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord.

      (b) Tenant shall, at all times during the Term of this Lease and at Tenant's sole cost and expense, maintain the Premises and every part thereof and all equipment (including, without limitation, any air conditioning units exclusively serving Tenant and located in the Premises ("Supplemental HVAC")), fixtures and improvements therein, and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear and damage thereto by fire or other casualty excepted. Tenant shall not be obligated to replace any equipment, fixtures or improvements that become dilapidated or inoperable other than due to the act of Tenant or any employee, contractor or licensee of Tenant. Tenant hereby waives all rights under California Civil Code Section 1941 and all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect. Tenant shall, at the end of the Term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty excepted.

      (c)   [Intentionally Omitted.]

      (d) Tenant shall not alter, modify, add to or disturb any telecommunications wiring or cabling in the Premises or elsewhere in the Building without Landlord's prior written consent. Landlord shall provide and maintain, at no expense to Tenant (other than as an item of Operating Expenses), telephone riser space in the Building core adequate to accommodate the telecommunications needs of a general office tenant, and lines and conduit in Building risers or pathways that provide a continuous connection of intrabuilding telecommunications cabling from a telephone closet located on the floor of the Premises ("Tenant's Telephone Closet") to the main telephone closet located in the ground or basement level floors of the Building. Subject to such reasonable rules and regulations as may be adopted by Landlord for uniform application to all tenants in the Building, Landlord shall permit Tenant reasonable access to Tenant's Telephone Closet and the Building's intrabuilding telecommunications cabling for the purposes permitted hereunder and agrees that Tenant may install, remove and maintain in the Premises such voice and data telecommunications equipment as is generally utilized by office tenants and, in connection therewith, to connect the same to the distribution frames located in Tenant's Telephone Closet. Tenant shall be liable to Landlord for any damage to the telecommunications cabling and wiring in the Building due to the act (negligent or otherwise) of Tenant or any employee, agent or contractor of Tenant. Landlord makes no representation to Tenant regarding the condition, security, availability or suitability for Tenant's purposes of existing intrabuilding network cabling or any telecommunications services presently located within the Building, and Tenant hereby waives any claim against Landlord for any damages if Tenant's telecommunications services in any way are interrupted, damaged or otherwise interfered with, except to the extent caused by the gross negligence or willful or criminal misconduct of Landlord, its agents or employees, provided that in no event shall any such interruption, damage or interference entitle Tenant to any consequential damages (including damages for loss of business) or relieve Tenant of any of its obligations under this Lease. Tenant shall maintain and repair all telecommunications cabling and wiring within or exclusively serving the Premises.

      (e) Tenant's installation of telephone lines, cables, and other electronic telecommunications services and equipment shall be subject to the terms and conditions of Paragraph 14 of this Lease. Upon the expiration or earlier termination of this Lease, Tenant shall remove, at its sole cost and expense, all of Tenant's telecommunications lines and cabling designated by Landlord for removal.

12.   SERVICES.

      (a) Landlord agrees to furnish to the Premises at all times (subject to interruption as provided in this Lease) electricity for lighting and the operation of desktop office equipment of low electrical consumption, water as may be required for the comfortable occupation of the Premises and non-attended automatic elevator service; provided, however, that Landlord shall provide electric current sufficient to maintain an electrical load not to exceed 4 watts per square foot of rentable area of the Premises. In addition, subject to the Building Rules, and during the business hours established thereunder by Landlord, Landlord will supply heat as may be required for the comfortable occupation of the Premises and janitorial service. Tenant shall pay (as additional rent) all costs attributable to Tenant's use of Building services and utilities outside of the Building's business hours promptly upon receipt of Landlord's invoice therefor. Landlord, however, shall not be liable for failure to furnish any of the foregoing when such failure is caused by accidents or conditions beyond the control of Landlord, or by repairs, labor disturbances or labor disputes of any character, whether resulting from or caused by acts of Landlord or otherwise, nor shall Landlord be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant.

      (b) Subject to Paragraph 34 hereof, Landlord shall provide passenger elevator service (which may be unmanned) on a 24 hour per day, 365 days per year basis, and freight elevator service as reasonably required by Tenant.

      (c) Subject to Paragraph 34, Tenant shall have access to the Building on a 24 hour per day, 365 days per year basis; provided, however, access to the Building during other than normal business hours shall be subject to the Building Rules.

13.   ALTERATIONS.

      (a) Tenant shall make no alterations, improvements or additions in or to the Premises or any part thereof (individually and collectively, "Alterations") without giving Landlord prior notice of the proposed Alterations and obtaining Landlord's prior written consent thereto, which consent, except as hereinafter provided, shall not be unreasonably withheld or delayed; provided, however, Landlord may withhold its consent in its sole discretion if any proposed Alterations would adversely affect any of the structural elements of the Building, the Building's electrical, plumbing, heating, telecommunications, mechanical or life safety systems. Any and all work by Tenant shall be performed only by contractors approved by Landlord and, where the prior consent of Landlord is required, upon the approval by Landlord of fully detailed and dimensioned plans and specifications pertaining to the work in question, to be prepared and submitted by Tenant at its sole cost and expense. The contractor or person selected to make such Alterations shall at all times be subject to Landlord's control while in the Building. Upon substantial completion of any Alterations, Tenant shall deliver to Landlord three (3) sets of "as built" plan covering said Alterations and a copy of the final building permit for the work signed off as approved by the appropriate building inspector.

      (b) Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any Alterations. Tenant shall be responsible for any additional alterations and improvements required by law to be made by Landlord to or in the Building as a result of any alterations, additions or improvements to the Premises made by or for Tenant. All alterations, additions, fixtures (other than trade fixtures) and improvements, including, but not limited to carpeting, other floor coverings, built-in shelving, bookcases, paneling and built-in security systems (excluding any leased system) made in or upon the Premises either by or for Tenant and affixed to or forming a part of the Premises, shall immediately upon installation become Landlord's property free and clear of all liens and encumbrances. If requested by Landlord at the time Landlord approves of the installation or construction of said alteration, addition or improvement, upon the expiration or any sooner termination of this Lease, Tenant shall, remove or cause to be removed at its expense any and all alterations, additions, and improvements made in or upon the Premises during the term of this Lease by or for Tenant.

      (c) Tenant shall keep the Premises and the Building free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action. Before commencing any work or alteration, addition or improvement to the Premises which requires Landlord's consent, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of work (to afford Landlord an opportunity to post appropriate notices of non-responsibility). In the event that there shall be recorded against the Premises or the Building or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed, bonded over or discharged by Tenant within ten (10) days of written notice from Landlord, Landlord shall have the right but not the obligation to pay and discharge said lien by bond or otherwise without regard to whether such lien shall be lawful or correct. Any reasonable costs, including attorney's fees incurred by Landlord, shall be paid by Tenant within ten (10) days after demand by Landlord.

      (d) Before any Alterations or construction with respect thereto are undertaken by or on behalf of Tenant, Tenant shall provide Landlord with certificates of insurance evidencing the maintenance in effect by Tenant (or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord) of workers' compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding the "Owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents (and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds.

      (e) Certain materials in the Building, including but not limited to the sprayed-on fireproofing materials applied to certain structural members in the Building, contain asbestos containing materials ("ACM"). In order to prevent exposure to ACM, Landlord has established rules and regulations governing the manner in which Alterations are to be undertaken. Tenant must comply with all Building Rules established by Landlord. Tenant shall, at its sole cost and expense, comply with any and all statutes, ordinances, codes or regulations, or mandatory or voluntary controls or guidelines with respect to ACM, in the performance of any Alterations. Such compliance, including the removal of all or a portion of ACM, whether in the Premises (by Tenant) or elsewhere in the Building (by Landlord), shall not, in any event, (i) entitle the Tenant to damages, (ii) relieve Tenant of the obligation to pay any sums due hereunder,
(iii) constitute or be construed as a constructive or other eviction of Tenant, or (iv) constitute or be construed as a breach of Tenant's quiet enjoyment.

      (f) Tenant shall pay to Landlord a project administration fee equal to five percent (5%) of the cost of any Alterations to compensate Landlord for the administrative costs incurred and the Building services provided by Landlord in the supervision and coordination of the work.

14.   INDEMNIFICATION, EXCULPATION AND INSURANCE.

      (a) Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any damage to or loss or theft of any property or for any bodily Or personal injury, illness or death of any person in, on or about the Premises or the Building arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. In no event shall Landlord be liable for any consequential or punitive damages (including, but not limited to, damage or injury to persons, property and the conduct of Tenant's business and any loss of revenue therefrom).

      (b) Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring in, on or about any part of the Building other than the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This Paragraph 14(b) shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

      (c) Tenant shall, at all times during the Term of this Lease and at Tenant's sole cost and expense, obtain and keep in force workers' compensation insurance as required by law, including an employers' liability endorsement; business interruption insurance in an amount equal to all rent payable under this Lease for a period of twelve (12) months (at the then current rent charged); and commercial general liability insurance, including contractual liability (specifically covering this Lease), fire, legal liability, and premises operations, with a minimum combined single limit of One Million Dollars ($1,000,000) per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises or the Building. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property ("Tenant's Property").

      (d) All insurance required under this Paragraph 14 and all renewals thereof shall be issued by financially responsible and reputable insurance companies, qualified to do business in the State of California and reasonably acceptable to Landlord. Liability amounts in excess of One Million Dollars ($1,000,000) may be carried under umbrella coverage policies. Each policy shall have a deductible or deductibles, if any, which do not exceed Ten Thousand Dollars ($10,000) per occurrence. Each policy shall expressly provide that the policy shall not be canceled or altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance under `this Paragraph 14 shall name Landlord and any other parties designated by Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance thereof, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any such policy or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand.

      (e) Tenant waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Landlord insuring or covering the Building or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this Paragraph 14.

15.   DESTRUCTION.

      (a) In the event of a partial destruction of the Premises during the Term from any cause, Landlord shall forthwith repair the same (except as otherwise provided in this Paragraph 15 as to a casualty occurring during the last twelve (12) months of the Term), provided such repairs can be made within ninety (90) days under the laws and regulations of State, county, federal or municipal authorities, but such partial destruction shall nor annul or void this Lease, except that Tenant shall be entitled to a proportional abatement in rent while such repairs are being made, such proportionate abatement to be based upon the amount of square footage in the Premises damaged and the length of time said area is not either actually being used by Tenant for business purposes or is not in a condition habitable for general office use. If such repairs cannot be made within ninety (90) days of such casualty, or if the casualty occurs during the last twelve (12) months of the Term and would result in any rent abatement for a period greater than thirty (30) days, Landlord may, at its option, elect to make such repairs within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated as provided hereinabove. In the event that Landlord does not so elect to make such repairs which cannot be made in ninety (90) days or which results from a casualty occurring during the last twelve months of the term, within a reasonable time following the casualty (but in no event not less than sixty days), this Lease may be terminated at the option of either party. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this Paragraph, Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4). In the event that any portion of the Building other than the Premises is destroyed to the extent of twenty percent (20%) or more of the replacement cost of the Building, Landlord may elect to terminate this Lease, whether the Premises be injured or not. A total destruction of the Building shall terminate this Lease.

      (b) If the Premises are to be repaired or restored by Landlord under this Paragraph 15, Landlord shall repair or restore, at Landlord's cost, the Premises itself and any and all permanently affixed improvements in the Premises constructed or provided by Landlord as of the commencement of the Term, together with any permanently affixed Alterations approved by Landlord (unless at the time of construction Landlord informs Tenant that Tenant will be required to remove the same at the end of the Term). In no event shall Landlord repair, replace or restore any of Tenant's Property.

16.   ENTRY.

      (a) Tenant will permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting owners' reversion, or to make alterations or additions to the Premises or to any other portion of the Building, or for maintaining any service provided by Landlord to Tenant hereunder, including engineering maintenance, window cleaning and janitorial service, without any rebate of rent to Tenant: for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned, and will permit Landlord at any time to bring upon the Premises, for purposes of inspection or display, prospective tenants thereof.

      (b) Except for entry to the Premises in the event of an emergency or to provide regularly scheduled Building services, Landlord shall give Tenant reasonable advance notice of Landlord's intent to enter the Premises, and shall, as a general matter, limit its entry to the Premises to normal business hours. Except in the case of an emergency, Landlord's employees (including, without limitation, Landlord's agents and contractors) entering the Premises shall be prepared to provide proper identification and, upon request by Tenant, shall enter only in the presence of and accompanied by a Tenant representative.

17.   EVENTS OF DEFAULT.

      The occurrence of any one or more of the following events (each, an "Event of Default") shall constitute a breach of this Lease by Tenant: (i) if Tenant shall default in its obligation to pay any rent or other payment(s) due hereunder as and when due and payable, provided, however, with respect to the first such delinquency in payment of rent during any twelve (12) month period, such delinquency in payment of rent shall not, in and of itself, be deemed to be an Event of Default until the failure of payment continues for a period of ten
(10) days after written notice thereof from Landlord to Tenant; or (ii) if Tenant shall fail to perform or observe any other term hereof (except as otherwise provided in this Paragraph) or of the Building Rules described in Paragraph 8 hereof to be performed or observed by Tenant, such failure shall continue for more than ten (10) days after notice thereof from Landlord, and Tenant shall not within such period commence with due diligence and dispatch the curing of such default, or, having so commenced, thereafter shall fail or neglect to prosecute or complete with due diligence the curing of such default; or (iii) any assignment or subletting in violation of the terms of this Lease; or (iv) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its property; or (v) the taking of any action leading to, or the actual dissolution or liquidation of Tenant, if Tenant is other than an individual; or
(vi) if within
sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue, law or regulation, such proceeding shall not have been dismissed as if, within ninety
(90) days after the appointment without the consent or acquiescent of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (vii) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days.

18.   TERMINATION UPON DEFAULT.

      In any notice given pursuant to any one or more Events of Default, Landlord in its sole discretion may elect to declare a forfeiture of this Lease as provided in Section 1161 of the California Code of Civil Procedure, and provided that Landlord's notice states such an election, Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before the date specified in such notice all arrears of rent and all other sums payable by Tenant under this Lease, and all costs and expenses incurred by or on behalf of Landlord hereunder, including reasonable attorneys' fees, incurred in connection with such default, shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the reasonable satisfaction of Landlord. Upon such termination, Landlord may recover from Tenant (a) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the mount of such rent loss that Tenant proves could reasonably have been avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the mount of such rent loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amount referred to in clauses (a) and (b) above is computed by allowing interest at the discount rate of the Federal Reserve Bank of San Francisco plus 5% per annum at date of termination, but in no event in excess of the maximum rate of interest permitted by law. The worth at the time of award of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%. For the purpose of determining unpaid rent under clause (c) above, the monthly rent reserved in this Lease shall be deemed to be the sum of the Base Rent and the mounts last payable by Tenant as reimbursement of expenses pursuant to Paragraphs 5(a)(ii) and (iii) hereof for the calendar year in which Landlord terminated this Lease as provided herein.

19.   CONTINUATION AFTER DEFAULT.

      Even though Tenant has breached this Lease and/or abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession as provided in Paragraph 18 hereof, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent as it becomes due under this Lease. In such event, Landlord may exercise all of the rights and remedies of a landlord under Section 1951.4 of the

California Civil Code (which provides that a landlord may continue a lease in effect after a tenant's breach and abandonment and recover rent as it becomes due, if the tenant has the right to sublet or assign, subject only to reasonable limitations), or any successor statute. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

20.   OTHER RELIEF.

      In the event of re-entry or taking possession of the Premises, Landlord shall have the right but not the obligation to remove all or any part of the trade fixtures, furnishings, equipment and personal property located in the Premises and to place the same in storage at a public warehouse at the expense and risk of Tenant or to sell such property in accordance with applicable law. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

21.   LANDLORD'S RIGHT TO CURE DEFAULT.

      All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall not be cured, Landlord may, but shall not be obligated to so do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs, shall be deemed additional rent hereunder and shall be payable to Landlord on demand.

22.   ATTORNEY'S FEES.

      If as a result of any breach or default on the part of Tenant under this Lease Landlord uses the services of an attorney in order to secure compliance with this Lease, Tenant shall reimburse Landlord upon demand as additional rent for any and all reasonable attorneys' fees and expenses incurred by Landlord, whether or not formal legal proceedings are instituted. Should either party bring an action against the other party, by reason of or alleging the failure of the other party to comply with any or all of its obligations hereunder, whether for declaratory or other relief, then the party which prevails in such action shall be entitled to its reasonable attorneys' fees and expenses related to such action, in addition to all other recovery or relief. A party shall be deemed to have prevailed in any such action (without limiting the generality of the foregoing) if such action is dismissed upon the payment by the other party of the sums allegedly due or the performance of obligations allegedly not complied with, or if such party obtains substantially the relief sought by it in the actions, irrespective of whether such action is prosecuted to judgment.

23.   NO WAIVER.

      Landlord's failure to take advantage of any default or breach of covenant on the part of Tenant shall not be, or be: construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant of any term, covenant or condition hereof, or to exercise any rights given him on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, nor be construed to be, a waiver of any breach of any term, covenant or condition of this Lease.

24.   NOTICES.

      All approvals, consents and other notices given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery, courier or air express service) and addressed to Landlord at the address of Landlord specified in the Basic Lease Information or at such other place as Landlord may from time to time designate in a written notice to Tenant, at the address of Tenant specified in the Basic Lease Information and, after the Commencement Date, at the Premises, together with a copy to such other address as Tenant may from time to time designate in a written notice to Landlord. Such approvals, consents and other notices shall be effective on the date of receipt (evidenced by the certified mail receipt), if mailed, or on the date of hand delivery, if hand delivered. If any such approval, consent or other notice is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any approval, consent or other notice under this Lease may be given on behalf of a party by the attorney for :such party. Tenant hereby appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of or occupying the Premises at the time, and, if there is not such person, then such service may be made by attaching the same on the maintenance of the Premises and such service shall be effective for all purposes under this Lease.

25.   EMINENT DOMAIN.

      If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain or agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, Landlord shall have the right to terminate this Lease as to the balance of the Premises by giving written notice to Tenant within sixty (60) days after such date. Tenant waives the provisions of California Code of Civil Procedure Section 1265.] [30 relating to a lease termination from a partial taking. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or interest therein which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this

Lease, the Base Rent thereafter to be paid shall be equitably reduced. If all or any part of the Building shall be taken as a result of the exercise of the power of eminent domain, Landlord shall have the right to terminate this Lease by giving written notice to Tenant within sixty (60) days after the date of taking.

26.   LATE CHARGE.

      Rent or other payments due under this Lease which remain unpaid when due shall bear interest at the discount rate of the Federal Reserve Bank of San Francisco plus 5% per annum, as it may be from time to time, on the balance due, but in no event in excess of the maximum rate of interest permitted by law. Tenant acknowledges that late payment by Tenant to Landlord of such rent or other payments will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if any installment of rent or other payment due from Tenant is not received by Landlord by the fifth (5th) day of the month when due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue mount as a late charge. Said late charge shall be due as of the sixth
(6th) day of the month in question. The foregoing notwithstanding, a late charge shall not be imposed on the first late payment made during the Term of this Lease, provided that payment is actually received by Landlord not later than five days after written notice of such delinquency. The parties agree that this late charge represents a fair and reasonable estimate of Landlord's costs to be incurred by reason of Tenant's late payment. This Paragraph does not relieve Tenant from its obligation to pay rent or other payments when due. Acceptance of any late charge shall not constitute a waiver of-Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

27.   SECURITY DEPOSIT.

      Upon signing this Lease, Tenant shall pay to Landlord the amount of the Security Deposit specified in the Basic Lease Information. The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the covenants of this Lease to be performed by Tenant, including, without limitation, defaults by Tenant in the payment of rent, the repair of damage to the Premises caused by Tenant, and the cleaning of the Premises upon termination of the tenancy created hereby, and Tenant shall not be entitled to interest thereon. If Landlord uses or applies the Security Deposit or any portion thereof, Tenant shall, within ten (10) days after demand deposit cash with Landlord in an mount sufficient to restore the Security Deposit to the full mount, and Tenant's failure to do so shall be deemed a material breach of this Lease.

28.   RELOCATION.

      Landlord shall have the right, one time, during Term of this Lease, to relocate Tenant to another location in the Building, provided (i) Landlord shall give Tenant at least three (3) months' written notice prior to the effective date of such relocation, (ii) the new Premises shall be substantially equivalent in size and character to the existing Premises, (iii) there shall be no increase in rent due to such relocation, and (iv) Landlord shall pay all reasonable out-of-pocket costs of physically relocating Tenant to the new Premises, including, without limitation, reimbursement of moving costs and communication line relocation, and installation of leasehold improvements of substantially the same condition and appearance as of the date of relocation. If Tenant is relocated during the Term of this Lease, Landlord and Tenant agree to execute an amendment to this Lease reflecting the relocation of Tenant to substitute Premises.

29.   ESTOPPEL CERTIFICATE.

      Within ten (10) days after notice from Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate stating (i)that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (i) the date, if any, to which rental and other sums payable hereunder have been paid, (iii) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate and (iv) such other matters as may be reasonably requested by Landlord. Failure to deliver such certificate within such ten (10) day period shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord, that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

30.   SURRENDER.

      Tenant shall surrender the Premises at the termination of the tenancy herein created broom clean, and in the same condition as herein agreed they have been received, reasonable use and wear thereof and damage by casualty, the act of God or by the elements excepted. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall at the option of Landlord, terminate all of any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies. At the expiration or sooner termination of this Lease, Tenant shall remove or cause to be removed at its sole expense all of Tenant's personal property, furniture and equipment, including telephone and data processing lines, and all Alterations required by Landlord in accordance with Paragraph 13 hereof. Tenant shall repair at its expense all damage to the Premises and the Building caused by the removal of any of the items provided herein. Tenant obligations under this Paragraph shall survive the termination of this Lease.

31.   HOLDING OVER.

      If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to two hundred percent (200%) of the Base Rent in effect at the expiration of the Term of this Lease, payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease except as hereinabove provided, Tenant hereby indemnifies and agrees to hold Landlord harmless from all costs, loss, expense or liability, including without limitation, costs, real estate brokers claims and attorneys' fees, arising out of or in connection with any delay by Tenant in surrendering and vacating the Premises, including, without limitation, any claims made by any succeeding tenant based on any delay and any liabilities arising out of or in connection with these claims. Nothing in this Paragraph 31 shall be deemed to permit Tenant to retain possession of the Premises after the expiration or sooner termination of the Lease Term.

32.   FLOOR LOAD AND NOISE.

      (a) Tenant shall not place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry. Landlord reserves the right to prescribe the weight and position of all safes and heavy installations which Tenant wishes to place in the Premises so as to properly distribute the weight thereof.

      (b) Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any leased space to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring-type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

33.   SUBORDINATION.

      This Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or later placed upon the Building and to any advances made on the security of it or Landlord's interest in it, and to all renewals, modifications, consolidations, replacements, and extensions of it. However, if any mortgagee, trustee, or ground lessor elects to have this Lease prior to the lien of its mortgage or deed of trust or prior to its ground lease, and gives notice of that to Tenant, this Lease shall be deemed prior to the mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of the mortgage, deed of trust, or ground lease, or the date of recording of it. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall at-tom to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure. In the event of termination of any ground lease to which this Lease is subordinate, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents, in form and substance reasonably acceptable to Tenant, required to effectuate the subordination, to make this Lease prior to the lien of any mortgage or deed of trust or ground lease, or to evidence the attornment.

34.   INABILITY TO PERFORM.

      Landlord shall not be in default hereunder nor shall Landlord be liable to Tenant for any loss or damages if Landlord is unable to fulfill any of its obligations, or is delayed in doing so, if the inability or delay is caused by reason of accidents, strike, labor troubles, acts of God, or any other cause, whether similar or dissimilar, which is beyond the reasonable control of Landlord.

35.   CORPORATE AUTHORITY.

      If Tenant is a corporation or limited liability company, Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is duly incorporated or formed, as the case may be and validly existing under the laws of its state of incorporation or formation, (b) on or before sixty (60) days from the date of this Lease, Tenant shall be qualified to do business in California, (c) Tenant has the full right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person signing this Lease on behalf of the corporation or company is duly and validly authorized to do so. If Tenant is a partnership (whether a general or limited partnership), each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (i) he/she is a general partner of Tenant, (ii) he/she is duly authorized to execute and deliver this Lease on behalf of Tenant, (iii) this Lease is binding on Tenant (and each general partner of Tenant) in accordance with its terms, and (iv) each general partner of Tenant is personally liable for the obligations of Tenant under this Lease.

36.   MISCELLANEOUS.

      (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed on Tenant shall be joint and several. Subject to the provisions hereof relating to assignment and subletting, this Lease is intended to and does bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto. Time is of the essence of this Lease.

      (b) There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Building. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is based solely upon the terms of this Lease.

      (c) Tenant shall not use the name of the Building for any purpose other than as an address of the business to be conducted by Tenant in the Premises.

      (d) Any provision of this Lease which shall be held invalid, void or illegal shall in no way affect, impair or invalidate any of the other provisions hereof and such other provisions shall remain in full force and effect.

      (e) Tenant hereby waives trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto on any matters whatsoever arising out of or in anyway connected with this Lease.

      (f) No right, remedy or election hereunder or at law or in equity shall be deemed exclusive but shall, wherever possible, be cumulative with all other rights, remedies or elections.

      (g) This Lease shall be governed by the laws of the State of California applicable to transactions to be performed wholly therein.

37.   BROKER.

      Tenant represents and warrants to Landlord that Tenant has had no dealings with any broker, finder, or similar person who is or might be entitled to a commission or other fee in connection with the execution of this Lease, except for Landlord's Broker and Tenant's Broker. Landlord shall pay the commission due Landlord's Broker and Tenant's Broker pursuant to a separate agreement between Landlord and Landlord's Broker. Landlord and Tenant shall each indemnify, defend and hold the other harmless from and against any and all claims and damages and for any and all costs and expenses (including reasonable attorneys' fees and costs) resulting from claims that may be asserted against the other party by any broker, agent or finder not disclosed herein. It is hereby disclosed, and all parties agree and accept, that Peter Sullivan Associates, Inc. is acting as both Landlord's broker and principal in this transaction.

38.   NO OFFER.

      No contractual or other rights shall exist between Landlord and Tenant with respect to the Premises until both have executed and delivered this Lease, notwithstanding that rental deposits have been received by Landlord and notwithstanding that Landlord has delivered to Tenant an unexecuted copy of this Lease. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or any option for the Tenant to lease, or otherwise create any interest by Tenant in the Premises or any other Premises situated in the Building. Execution of this Lease by Tenant and return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:                                TENANT:

116 NEW MONTGOMERY ASSOCIATES,           GREENFIELD ONLINE, a Connecticut
LLC, a limited liability company         corporation


By    Peter Sullivan Associates, Inc.,   By    /s/   Rudy Nadilo
      Co-General Manager                    --------------------
                                         Its         President
                                            --------------------
      By           /s/
         ----------------------------
                Peter Sullivan
                  President

By    BEI Management, LLC, Co-General
      Manager


      By          /s/
         ----------------------------
                James Brennan
               Managing Member

                                    EXHIBIT A

                           DIAGRAM OF RIALTO BUILDING

                                  See Attached.

                                    EXHIBIT B

                      116 NEW MONTGOMERY STREET ESCALATIONS

      A. As used in this Lease, "Operating Expenses" shall mean, without duplication, all costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance and repair of the Building, and in providing services in accordance with this Lease, including the following: salaries, wages, other compensation, taxes and benefits (including payroll, social security, workers' compensation, unemployment, disability and similar taxes and payments) for all personnel engaged in the management, operation, maintenance or repair of the Building; uniforms provided to such personnel; premiums and other charges for all property, earthquake, rental value, liability and other insurance carried by Landlord. together with the amount of any deductible under such policy; water and sewer charges or fees; license, permit and inspection fees; electricity, chilled water, air conditioning, gas, fuel, steam, heat, light, power and other utilities; sales, use and excise taxes on goods and services purchased by Landlord; telephone, delivery, postage, stationery supplies and other expenses; management fees and expenses, provided that the cost of such services if provided by Landlord or an affiliate of Landlord shall not exceed the fees that would customarily be paid to an independent management company; equipment lease payments; repairs to and maintenance of the Building, including Building systems and accessories thereto and repair and replacement of worn out or broken equipment, facilities, parts and installations, but excluding the replacement of major Building systems; janitorial, window cleaning, security, guard, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; inspection or service contracts for elevator, electrical, mechanical and other Building equipment and systems; supplies, tools, materials and equipment; accounting, legal and other professional fees and expenses (excluding legal fees, accounting, and other professional fees and expenses incurred by Landlord relating to disputes with specific tenants or the negotiation, interpretation or enforcement of specific leases); painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Building; the cost, amortized over the useful life as reasonably determined by Landlord, according to generally accepted accounting principles, of all furniture, fixtures, draperies, carpeting and personal property furnished by Landlord in common areas or public corridors of the Building or in the Building office; all costs and expenses resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Building; Building office rent or rental value for office space reasonably necessary for the proper management and operation of the Building; all costs and expenses of contesting by appropriate legal proceedings any matter concerning managing, operating, maintaining or repairing the Building, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Building, or the amount or validity of any Property Taxes; reasonable depreciation as determined by Landlord according to generally accepted accounting principles on all machinery, fixtures and equipment (including window washing machinery) used in the management, operation, maintenance or repair of the Building and on window coverings provided by Landlord; the cost, reasonably amortized as determined by Landlord, according to generally accepted accounting principles, of all capital improvements made to the Building or capital assets acquired by Landlord that are designed or intended to be a labor-saving or energy-saving device, or to improve economy or efficiency in the management, operation, maintenance or repair of the Building, or to reduce any item of Operating Expenses, or that are reasonably necessary to comply with any conservation program or required by any law, ordinance, rule, regulation or order unless caused by Landlord's deliberate or negligent violation of such law, rule or regulation; and such other usual costs and expenses which are paid by other landlords for the on-site operation, servicing, maintenance and repair of comparable office buildings in the San Francisco Bay Area. Notwithstanding anything contained in the Lease or the foregoing list of Operating Expenses, no expenses incurred for the following shall be included in Operating Expenses for any Expense Year: Property Taxes, depreciation on the Building (except as described above), costs of tenants' improvements (including permit, license and inspection fees), real estate brokers' commissions, interest, payments of loan principal and expenses related to a financing or refinancing of the Building, the cost of any asbestos abatement or removal activities other than conducted in connection with the installation of capital improvements that are otherwise a permitted Operating Expense or other than in the course of ordinary maintenance and repair, capital items (except as described above), the cost of services provided to tenants materially in excess of services customarily provided to Tenant, whether or not Landlord is entitled to reimbursement therefor, or Landlord's legal costs and expenses in connection with any lease dispute, or litigation with any tenant.

      B. Actual Operating Expenses for the Base Expense Year and each subsequent calendar year shall be adjusted, if necessary, to equal Landlord's reasonable estimate of Operating Expenses for a full calendar year with the total area of the Building occupied during such full calendar year; provided, however, Landlord shall not in any year collect in excess of one hundred percent (100%) of the actual Operating Expenses paid or incurred by Landlord in any calendar year.

      C. Landlord reserves the right to, in good faith, establish classifications for the equitable allocation of Operating Expenses that are incurred for the direct benefit of specific types of tenants or users in the Building ("Cost Pools"). Such Cost Pools may include, but shall not be limited to, office, ground floor retail, and lower level basement, tenants of the Building. Landlord's determination of such allocations in a manner consistent with the terms and conditions of this section shall be final and binding on Tenant. Tenant acknowledges that the allocation of Operating Expenses among Cost Pools does not affect all Operating Expenses, and is limited to specific items that are incurred or provided to tenants of Cost Pools which Landlord determines, in good faith, it would be inequitable to share, in whole or in part, among tenants of other Cost Pools in the Building.

      D. As used in this Lease, "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Building or any part thereof or any personal property used in connection with the Building. If the Building is not assessed on a fully completed basis for all or any part of the Base Tax Year, until it is so assessed, Property Taxes for the Base Tax Year shall be established by multiplying Landlord's reasonable estimate of such assessed valuation by the applicable, tax rates for the Base Tax Year. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. Property Taxes shall not include any tax, assessment, excise, levy, fee or charge paid by Tenant pursuant to Paragraph E hereof.

      E. In addition to all rent and other charges to be paid by Tenant under the Lease, Tenant shall reimburse Landlord upon demand for all taxes, assessments, excises, levies, fees and charges including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (i) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (ii) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (iii) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (iv) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges.

      F. All taxes, assessments, excises; levies, fees and charges payable by Tenant under this Exhibit shall be deemed to be, and shall be paid as, additional rent.

                                    EXHIBIT C
                          RULES AND REGULATIONS OF THE
                       116 NEW MONTGOMERY STREET BUILDING

COMMON, AREAS

      The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by `Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators and stairways are not for the general public and Landlord shall in all cases have the right to control and prevent access thereto of all persons (including, without limitation, messengers or delivery personnel not wearing uniforms) whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Neither Tenant nor any agent, employee, contractor, invitee or licensee of Tenant shall go upon the roof of the Building. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and common areas of the Building.

SIGNS

      No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines. All approved signs or lettering shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material visible from outside the Building will not be permitted.

PROHIBITED USES

      The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises except that private use by Tenant of microwave ovens and/or Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations. Tenant shall not use electricity for lighting, machines or equipment in excess of five (5) watts per square foot.

JANITORIAL SERVICE

      Tenant shall not employ any person other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the Premises.

KEYS

      Landlord will furnish Tenant without charge with two (2) keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. Tenant shall not have any such keys copied or any keys made. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises. Tenant, upon the termination of this Lease, shall deliver to Landlord all keys to doors in the Building.

MOVING PROCEDURES

      Landlord shall designate appropriate entrances for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances for such purposes. All moves shall be scheduled and carried out during non-business hours of the Building. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

NO NUISANCES

      Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals be brought or kept in the Premises or the Building.

CHANGE OF ADDRESS

      Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name or street address of the Building or the room or suite number of the Premises.

BUSINESS HOURS

      Landlord establishes the hours of 7:00 a.m. to 6:00 p.m., Monday through Friday, except union holidays and legal holidays, as reasonable and usual business hours for the purposes of this Lease.

ACCESS TO BUILDING

      Landlord reserves the right to exclude from the Building during the evening, night and early morning hours beginning at 6:00 p.m. and ending at 7:00 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, union holidays and legal holidays, all persons who do not present identification acceptable to Landlord. Tenant shall provide Landlord with a list of all persons authorized by Tenant to enter the Premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

BUILDING DIRECTORY

      The directory of the Building will be provided for the display of the name and location of Tenant. Landlord reserves the right to restrict the mount of directory space utilized by Tenant. Landlord may make a reasonable charge for the replacement of directory slots/panels requested by Tenant.

WINDOW COVERINGS

      No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building's air conditioning systems.

FOOD AND BEVERAGES

      Tenant shall not obtain for use in the Premises ice, drinking water, food, beverage, towel or other similar services:, except at such reasonable hours and under such reasonable regulations as may be established by Landlord.

PROCEDURES WHEN LEAVING

      Tenant shall ensure that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant and its employees leave the Premises so as to prevent waste or damage. For any default or carelessness in this regard, Tenant shall be liable and pay for all damage and injuries sustained by Landlord or other tenants or occupants of the Building. On multiple-tenancy floors, Tenant shall keep the doors to the Building corridors closed at all times except for ingress and egress.

BATHROOMS

      The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by Tenant if caused by Tenant or its agents, employees, contractors, invitees or licensees.

NO ANTENNA

      Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior wails of the Building. No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

BICYCLES, VEHICLES

      There shall not be used in any space, or in the public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord approves. No other vehicles of any kind, including bicycles, shall be brought by Tenant into the Building or kept in or about the Premises.

TRASH REMOVAL

      Tenant shall store all its trash and garbage within the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the city or county in which the Building is located without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate, Tenant shall crush and flatten all boxes, cartons and containers. Tenant shall pay extra charges for any unusual trash disposal.

NO SOLICITING

      Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

NO SMOKING

      In accordance with Section 1, Part II, Chapter V of the San Francisco Municipal Code (Health Code), Article 19E, Section 1009.5(a), there shall be NO SMOKING in the Building.

SERVICES

      The requirements of Tenant will be attended to only upon application in writing at the office of the Building. Personnel of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

WAIVER

      Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

SUPPLEMENTAL TO LEASE

      These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the covenants of this Lease.

                                    EXHIBIT D
                         FIRST AMENDMENT TO OFFICE LEASE
                            116 New Montgomery Street

      THIS FIRST AMENDMENT TO OFFICE LEASE (this "First Amendment"), dated as of the ___ day of November, 1999, is entered into by and between 116 HCT LLC, a California limited liability company ("Landlord"), as successor in interest to 116 New Montgomery Associates, LLC, a California limited liability company ("116 NMA"), and GREENFIELD ONLINE, a Connecticut corporation ("Tenant"). Capitalized terms used in this Fourth Amendment without definition shall have the meanings ascribed to such terms in the Lease (as hereinafter defined).

      THE PARTIES enter this First Amendment on the basis of the following facts, understandings and intentions:

      A. Landlord (as successor in interest to 116 NMA), as landlord, and Tenant as tenant, are parties to that certain Lease dated January 9, 1998 (the "Original Lease"), whereby Landlord leased to Tenant and Tenant leased from Landlord certain premises more particularly described in the Lease, and located in the building owned by Landlord at 116 New Montgomery Street, San Francisco, California (the "Building").

      B. Landlord and Tenant also wish to extend the term of the Lease and change other terms of the Lease to reflect the increase in areas occupied by the Tenant.

      C. Landlord and Tenant wish to expand their leased premises to include Suites 224, 600, and 605. Tenant shall be given occupancy and commence paying additional rent on Suites 224, 600 and 605 according to the terms set forth in the Lease Amendment.

      D. Landlord and Tenant agree the existing deposit will be increased by $60,129.17, totaling $61,869 representing six months of base rent for Suites 220, 224 and 605.

      NOW, THEREFORE, based on the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

            1. Extension of Lease Term. Landlord and Tenant agree that the Term of the Lease is hereby extended through December 1, 2004, and that such date shall be deemed the "Expiration Date" for all purposes of the Lease (including, without limitation, the expansion space added to the Premises pursuant to this First Amendment to Office Lease).

            2.    Expansion.

                  (a) Effective December 1, 1999, Landlord and Tenant agree to add to their leased premises Suite 224, approximately 975 rentable square feet at a rate of $37 per square foot.

                  (b) Effective December 1, 1999, Landlord and Tenant agree to add to the leased premises Suite 605, approximately 1,805 rentable square feet for a term of five years at a rate of $37.00 for years 1-3 and $38.00 for years 4 and 5.

            3. Relocation. Landlord and Tenant agree that Tenant will relocate on a date designated by Landlord on or after September 30, 2000 and before October 31, 2000, Tenant will relocate from Suite 200 and 224 to Suite 600, approximately 1,811 square feet, at a rate of $37.00 per square foot. The term of the lease for Suite 600 shall be coterminous with Suite 605 on December 1, 2004.

            The failure by Landlord to deliver possession of Suite 600 on the scheduled delivery date or a delay in doing so, whether because of a failure of an existing tenant or occupant to surrender possession in a timely fashion or for any other reason whatsoever, shall not be a default by Landlord under the Lease, and Landlord shall have no liability to Tenant for any loss or damage resulting from such failure. The failure of Landlord to deliver possession of Suite 600 on the October 31, 2000 ("Early Termination") without penalty and to return, without offset, of the funds held by the Landlord in the form of a security deposit, the return of which Tenant would otherwise have been entitled to had there been no Early Termination. If Tenant desires Early Termination, it shall deliver written notice to Landlord at any time after the scheduled delivery date specifying a termination date not less than thirty (30) days after deliver of the notice.

            4.    Adjustment to Base Rent.
                  -----------------------

                  (a) Effective December 1, 1999, Monthly Base Rent payable under the Lease shall increase to $10,311.50 as outlined below.

                          Suites:    Monthly Base Rent

                          220         $1,739.83
                          224         $3,006.25
                          605         $5,565.42 (years 1-3), $5,715.83 (years
                                      ---------  4-5)
                            Total:   $10,311.50

                  (b) Effective October 1, 1999, Monthly Base Rent payable under the Lease will be adjusted to $11,149.34 and on October 1, 2002 will be adjusted to $11,299.75 as outlined below.

                         Suites:     Monthly Base Rent

                          600         $5,583.92
                          605         $5,565.42 (years 1-3), $5,715.83 (years
                                      ---------  4-5)
                            Total:   $11,194.34

                  (c) The Tenant's Percentage Share on occupancy of Suite 224 shall be changed to 1.45%, upon occupancy of Suite 605 to 1.49% and upon occupancy of Suite 600 to 3.00%.

                  (d) The Basic Lease Information sheet of the Lease is hereby amendment to incorporate the terms of this Paragraph 4, and from and after the mutual execution of this First Amendment, all references in the Lease to information contained in the Basic Lease Information shall be to the Basic Lease Information as amended by this First Amendment.

            5. No Default. Tenant hereby represents and warrants, to its knowledge, that there exists no defense or offset by Tenant to enforcement of the Lease by Landlord, and that Landlord is not, as of the date of execution of this Amendment, in default in the performance of any obligation of Landlord under the Lease, nor, to the knowledge of Tenant, has any event occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach of the Lease by Landlord.

            6. Full Force and Effect. Except as amended hereby, the Lease remains unamended, and as amended hereby the Lease is in full force and effect.

      IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the day and year first herein above set forth.

      "Landlord"                  116 HCT LLC, a California limited liability
                                     company

                                  By:   HCT (116 NEW MONTGOMERY), INC.,
                                        a California corporation,
                                        General Manager

                                        By:        /s/
                                           ---------------------------
                                             James J. Hunter
                                             President

      "Tenant"                    GREENFIELD ONLINE,
                                  a Connecticut Corporation

                                  By: /s/  Ron Bergami
                                     ---------------------------------
                                  Its: VP Controller
                                       -------------------------------